Cincinnati Financial Corporation
Supplemental Financial Data
December 31, 2006
Fourth Quarter

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
www.cinfin.com/investors

Investor Contact:	Media Contact:		Shareholder Contact:
Heather J. Wietzel	Joan O. Shevchik		Jerry L. Litton
513-870-2768	513-603-5323		513-870-2639

Cincinnati Financial Corporation
	A.M. Best	Fitch	Moody’s	Standard & Poor’s

Corporate Debt	aa-	A+	A2	A

The Cincinnati Insurance Companies

	A.M. Best	Fitch	Moody’s	Standard & Poor’s

Property Casualty Group	A++	--	Aa3	AA-
The Cincinnati Insurance Company	A++	AA	Aa3	AA-
The Cincinnati Indemnity Company	A++	AA	Aa3	AA-
The Cincinnati Casualty Company	A++	AA	Aa3	AA-

The Cincinnati Life Insurance Company	A+	AA	--	AA-

Ratings are as of February 7, 2007, under continuing review and subject to change and/or affirmation. For the latest ratings, select the Ratings tab on www.cinfin.com/investors.

The consolidated financial statements and financial exhibits that follow are unaudited.  These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included in the Annual Report on Form 10-K for 2005. The results of operations for interim periods should not be considered indicative of results to be expected for the full year. Certain 2006 interim period data has been updated to correct rounding differences.

Cincinnati Financial Corporation
Supplemental Financial Data
Fourth Quarter 2006
	Page	Status
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3	2/7/2007

Consolidated
Quick Reference	4	2/7/2007
Consolidated Statements of Income	5	2/7/2007
CFC and Subsidiary Consolidation – Twelve Months Ended December 31, 2006	6	2/7/2007
CFC and Subsidiary Consolidation – Twelve Months Ended December 31, 2005	7	2/7/2007
CFC and Subsidiary Consolidation – Three Months Ended December 31, 2006	8	2/7/2007
CFC and Subsidiary Consolidation – Three Months Ended December 31, 2005	9	2/7/2007
Consolidated Balance Sheets	10	2/7/2007
10-Year Net Income Reconciliation	11	2/7/2007
Quarterly Net Income Reconciliation	12	2/7/2007
Top Holdings -- Common Stocks	13	2/7/2007

Property Casualty Insurance Operations
GAAP Statements of Income	14	2/7/2007
Statutory Statements of Income	15	2/7/2007
Statutory Quarterly Analysis – Consolidated	16	2/7/2007
Statutory Quarterly Analysis – Commercial Lines	17	2/7/2007
Statutory Quarterly Analysis – Personal Lines	18	2/7/2007
Direct Written Premiums by Line of Business and State	19	2/7/2007
Quarterly Property Casualty Data – Commercial Lines of Business	20	2/7/2007
Quarterly Property Casualty Data – Personal Lines of Business	21	2/7/2007

Reconciliation Data
10-Year Property Casualty Data – Consolidated	22	2/7/2007
6-Year Property Casualty Data – Commercial Lines	23	2/7/2007
6-Year Property Casualty Data – Personal Lines	24	2/7/2007
Quarterly Property Casualty Data – Consolidated	25	2/7/2007
Quarterly Property Casualty Data – Commercial Lines	26	2/7/2007
Quarterly Property Casualty Data – Personal Lines	27	2/7/2007

Life Insurance Operations
GAAP Statements of Income	28	2/7/2007
Statutory Statements of Income	29	2/7/2007
Expenses as a Percentage of Premium	30	2/7/2007

2006 Fourth-Quarter Supplement

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures

Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual and therefore is not reconciled to GAAP data.

Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments – when analyzing both GAAP and certain non-GAAP measures may improve understanding of trends in the underlying business, helping avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•

Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities and embedded derivatives without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•

Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•

Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

•

Written premium adjustment – statutory basis only: In 2002, the company refined its estimation process for matching property casualty written premiums to policy effective dates, which added $117 million to 2002 written premiums. To better assess ongoing business trends, management may exclude this adjustment when analyzing trends in written premiums and statutory ratios that make use of written premiums.

•

Codification: Adoption of Codification of Statutory Accounting Principles was required for Ohio-based insurance companies effective January 1, 2001. The adoption of Codification changed the manner in which the company recognized statutory property casualty written premiums. As a result, 2001 statutory written premiums included $402 million to account for unbooked premiums related to policies with effective dates prior to January 1, 2001. To better assess ongoing business trends, management excludes this $402 million when analyzing written premiums and statutory ratios that make use of written premiums.

•

Life insurance gross written premiums: In analyzing the life insurance company’s gross written premiums, management excludes five larger, single-pay life insurance policies (bank-owned life insurance or BOLIs) written in 2004, 2002, 2000 and 1999 to focus on the trend in premiums written through the independent agency distribution channel.

•

One-time charges or adjustments: Management analyzes earnings and profitability excluding the impact of one-time items.

○

In 2003, as the result of a settlement negotiated with a vendor, pretax results included the recovery of $23 million of the $39 million one-time, pretax charge incurred in 2000.

○

In 2000, the company recorded a one-time charge of $39 million, pre-tax, to write down previously capitalized costs related to the development of software to process property casualty policies.

○

In 2000, the company earned $5 million in interest in the first quarter from a $303 million single-premium BOLI policy that was booked at the end of 1999 and segregated as a separate account effective April 1, 2000. Investment income and realized investment gains and losses from separate accounts generally accrue directly to the contract holder and, therefore, are not included in the company’s consolidated financials.

2006 Fourth-Quarter Supplement

Cincinnati Financial Corporation
Quick Reference - Fourth Quarter 2006
(all data shown is for the three months ended or as of December 31, 2006)

(Based on reported data - see Pages 25-27 for adjusted data)

(Dollars in millions except share data)
Revenues:		Benefits and expenses:

Commercial lines net written premiums	$589	Commercial lines loss and loss expenses	$368
Year-over-year percentage change	7.5%	Year-over-year percentage change	25.4%
Personal lines net written premiums	$166	Personal lines loss and loss expenses	$134
Year-over-year percentage change	(7.4)%	Year-over-year percentage change	10.4%
Property casualty net written premiums	$755	Property casualty loss and loss expenses	$502
Year-over-year percentage change	3.8%	Year-over-year percentage change	20.4%
Commercial lines net earned premiums	$619	Life and accident and health losses and policy benefits	$30
Year-over-year percentage change	7.4%	Year-over-year percentage change	22.9%
Personal lines net earned premiums	$183	Operating expenses	$277
Year-over-year percentage change	(8.0)%	Year-over-year percentage change	9.8%
Property casualty net earned premiums	$802	Interest expenses	$14
Year-over-year percentage change	3.5%	Year-over-year percentage change	10.4%
Life and accident and health net earned premiums	$31	Total expenses	$823
Year-over-year percentage change	10.5%	Year-over-year percentage change	16.6%
Investment income	$145	Income before income taxes	$172
Year-over-year percentage change	6.7%	Year-over-year percentage change	(34.1)%
Realized gains on investments	$12	Total income tax	$42
Year-over-year percentage change	(46.6)%	Year-over-year percentage change	(46.9)%
Other income	$5	Effective tax rate	24.2%
Year-over-year percentage change	1.6%
Total revenues	$995	Ratios:
Year-over-year percentage change	2.9%
		Commercial lines GAAP combined ratio	91.1%
Income:		Personal lines GAAP combined ratio	106.0%
		Property casualty GAAP combined ratio	94.5%
Operating income	$122
Year-over-year percentage change	(26.6)%	Commercial lines STAT combined ratio	92.4%
Net realized investment gains and losses	$8	Personal lines STAT combined ratio	107.7%
Year-over-year percentage change	(49.7)%	Property casualty STAT combined ratio	95.9%
Net income	$130
Year-over-year percentage change	(28.6)%	Return on equity based upon net income	7.9%
		Return on equity based upon operating income	25.1%
Per share: (diluted)
		Balance Sheet:
Operating income	$0.70
Year-over-year percentage change	(25.5)%	Fixed maturity investments	$5,805
Net realized investment gains and losses	$0.05	Equity securities	7,799
Year-over-year percentage change	(44.4)%	Other invested assets	155
Net income	$0.75	Total invested assets	$13,759
Year-over-year percentage change	(27.2)%
Book value	$39.38	Property casualty and life loss and loss expense reserves	$3,860
Year-over-year percentage change	12.9%	Total debt	840
Weighted average shares – diluted	174,988,162	Shareholders equity	6,808
Year-over-year percentage change	(1.2)%

2006 Fourth-Quarter Supplement

Cincinnati Financial Corporation
Consolidated Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
	2006	2005	Change	% Change	2006	2005	Change	% Change
Revenues:
Premiums earned:
Property casualty	$844,769,727	$818,784,983	$25,984,744	3.17	$3,320,696,134	$3,237,013,369	$83,682,765	2.59
Life	43,271,070	40,421,077	2,849,993	7.05	152,590,039	143,808,461	8,781,578	6.11
Accident health	1,703,987	1,617,668	86,319	5.34	6,652,508	6,347,605	304,903	4.80
Premiums ceded	(57,316,655)	(57,661,923)	345,268	0.60	(202,091,894)	(223,269,321)	21,177,427	9.49
Total premiums earned	832,428,129	803,161,805	29,266,324	3.64	3,277,846,787	3,163,900,114	113,946,673	3.60
Investment income	145,070,825	135,899,274	9,171,551	6.75	570,103,128	525,984,174	44,118,954	8.39
Realized gain on investments	12,324,061	23,074,192	(10,750,131)	(46.59)	683,701,293	60,715,922	622,985,371	1,026.07
Other income	4,682,861	4,608,019	74,842	1.62	18,461,940	16,722,246	1,739,694	10.40
Total revenues	$994,505,876	$966,743,290	$27,762,586	2.87	$4,550,113,148	$3,767,322,456	$782,790,692	20.78

Benefits & expenses:
Losses & policy benefits	$550,901,417	$448,396,645	$102,504,772	22.86	$2,245,203,172	$2,076,864,037	$168,339,135	8.11
Reinsurance recoveries	(18,732,359)	(6,977,995)	(11,754,364)	(168.45)	(117,399,472)	(165,516,591)	48,117,119	29.07
Commissions	152,523,580	150,815,496	1,708,084	1.13	630,269,528	627,048,255	3,221,273	0.51
Other operating expenses	95,572,467	76,263,586	19,308,881	25.32	338,085,073	289,555,517	48,529,556	16.76
Interest expense	13,804,440	12,500,619	1,303,821	10.43	53,116,383	51,484,731	1,631,652	3.17
Taxes, licenses & fees	18,740,629	19,473,480	(732,851)	(3.76)	76,742,883	71,538,216	5,204,667	7.28
Incr deferred acq expense	5,382,897	4,829,527	553,370	(11.46)	(21,359,500)	(18,748,605)	(2,610,895)	(13.93)
Other expenses	4,244,124	377,634	3,866,490	1,023.87	16,342,089	12,319,865	4,022,224	32.65
Total expenses	$822,437,195	$705,678,992	$116,758,203	16.55	$3,221,000,156	$2,944,545,425	$276,454,731	9.39
Income before income taxes	$172,068,681	$261,064,298	$(88,995,617)	(34.09)	$1,329,112,992	$822,777,031	$506,335,961	61.54

Provision for income taxes:
Current operating income	$36,443,952	$54,468,304	$(18,024,352)	(33.09)	$155,204,170	$166,470,189	$11,266,019)	(6.77)
Realized investments gains and losses	4,310,014	7,136,284	(2,826,270)	(39.60)	249,202,156	20,964,114	228,238,042	1,088.71
Deferred	895,839	16,787,609	(15,891,770)	(94.66)	(5,497,770)	33,372,538	(38,870,308)	(116.47)
Total income taxes	$41,649,805	$78,392,197	$(36,742,392)	(46.87)	$398,908,556	$220,806,841	$178,101,715	80.66

Net income	$130,418,876	$182,672,101	$(52,253,225)	(28.60)	$930,204,436	$601,970,190	$328,234,246	54.53
Comprehensive net income	$416,378,747	$137,022,076	$279,356,671	203.88	$1,025,818,263	$98,196,296	$927,621,967	944.66

Operating income	$122,404,829	$166,734,193	$(44,329,364)	(26.59)	$495,705,299	$562,218,382	$(66,513,083)	(11.83)
Net realized investments gains and losses	$8,014,047	$15,937,908	$(7,923,861)	(49.72)	$434,499,137	$39,751,808	$394,747,329	993.03

Net income per share:
Operating income	$0.71	$0.95	$(0.24)	25.26	$2.86	$3.21	$(0.35)	(10.90)
Net realized investments gains and losses	0.04	0.09	(0.05)	(55.56)	2.50	0.23	2.27	986.96
Net income per share (basic)	$0.75	$1.04	$(0.29)	27.88	$5.36	$3.44	$1.92	55.81
Operating income	$0.70	$0.94	$(0.24)	(25.53)	$2.82	$3.17	$(0.35)	(11.04)
Net realized investments gains and losses	0.05	0.09	(0.04)	(44.44)	2.48	0.23	2.25	978.26
Net income per share (diluted)	$0.75	$1.03	$(0.28)	(27.18)	$5.30	$3.40	$1.90	55.88
Dividends per share:
Paid	$0.335	$0.305	$0.03	9.84	$1,310	$1,162	$0.148	12.74
Declared	$0.335	$0.305	$0.03	9.84	$1,340	$1,205	$0.135	11.20
Number of shares:
Weighted avg - basic	173,030,127	174,671,340	(1,641,213)	(0.94)	173,423,395	175,062,669	(1,639,274)	(0.94)
Weighted avg - diluted	174,988,162	177,045,508	(2,057,346)	(1.16)	175,451,341	177,116,126	(1,664,785)	(0.94)

2006 Fourth-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Twelve Months Ended December 31, 2006

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM
Revenues:
Premiums earned:
Property casualty	$3,320,696,134	$0	$3,321,610,148	$0	$0	$0	$(914,014)
Life	152,590,039	0	0	152,590,039	0	0	0
Accident health	6,652,508	0	0	6,652,508	0	0	0
Premiums ceded	(202,091,894)	0	(157,587,693)	(44,504,201)	0	0	0
Total earned premium	3,277,846,787	0	3,164,022,455	114,738,346	0	0	(914,014)
Investment income	570,103,128	97,437,082	367,304,753	107,656,860	62,400	209,379	(2,567,346)
Realized gain on investments	683,701,293	410,338,912	225,846,088	44,861,000	(324,417)	5,697	2,974,013
Other income	18,461,940	10,098,558	3,266,830	3,552,294	11,131,714	2,374,373	(11,961,829)
Total revenues	$4,550,113,148	$517,874,552	$3,760,440,126	$270,808,500	$10,869,697	$2,589,449	$(12,469,176)

Benefits & expenses:
Losses & policy benefits	$2,245,203,172	$0	$2,085,421,315	$161,984,990	$0	$0	$(2,203,133)
Reinsurance recoveries	(117,399,472)	0	(77,446,382)	(39,953,090)	0	0	0
Commissions	630,269,528	0	596,188,393	34,081,135	0	0	0
Other operating expenses	338,085,073	19,609,842	292,709,156	31,977,077	5,416,146	626,085	(12,253,233)
Interest expense	53,116,383	50,612,821	888,930	98,000	2,715,584	0	(1,198,952)
Taxes, licenses & fees	76,742,883	1,152,118	72,695,021	3,080,836	(232,648)	47,556	0
Incr deferred acq expenses	(21,359,500)	0	(3,642,356)	(17,717,144)	0	0	0
Other expenses	16,342,089	0	16,341,980	109	0	0	0
Total expenses	$3,221,000,156	$71,374,781	$2,983,156,057	$173,551,913	$7,899,082	$673,641	$(15,655,318)

Income before income taxes	$1,329,112,992	$446,499,771	$777,284,069	$97,256,587	$2,970,615	$1,915,808	$3,186,142

Provision for income taxes:
Current operating income	$155,204,170	$(178,058)	$147,254,816	$6,273,558	$1,232,459	$621,395	$-
Capital gains/losses	249,202,156	153,102,119	80,218,693	15,879,350	0	1,994	0
Deferred	(5,497,770)	(10,819,456)	(8,069,068)	12,406,344	(137,973)	7,233	1,115,150
Total income tax	$398,908,556	$142,104,605	$219,404,441	$34,559,252	$1,094,486	$630,622	$1,115,150

Net income - current year	$930,204,436	$304,395,166	$557,879,628	$62,697,335	$1,876,129	$1,285,186	$2,070,992

Net income - prior year	$601,970,190	$36,770,595	$511,573,782	$47,282,395	$3,072,943	$1,206,078	$2,064,397

Change in net income	54.5%	727.8%	9.1%	32.6%	-38.9%	6.6%

2006 Fourth-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Twelve Months Ended December 31, 2005

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM
Revenues:
Premiums earned:
Property casualty	$3,237,013,369	$0	$3,237,519,279	$0	$0	$0	$(505,910)
Life	143,808,461	0	0	143,808,461	0	0	0
Accident health	6,347,605	0	0	6,347,605	0	0	0
Premiums ceded	(223,269,321)	0	(179,470,542)	(43,798,779)	0	0	0
Total earned premium	3,163,900,114	0	3,058,048,737	106,357,287	0	0	(505,910)
Investment income	525,984,174	89,320,917	337,906,534	99,323,763	816,858	145,299	(1,529,197)
Realized gain on investments	60,715,922	2,139,719	39,965,940	17,188,854	0	(78,963)	1,500,372
Other income	16,722,246	9,843,807	3,100,348	3,561,244	9,913,081	2,251,646	(11,947,880)
Total revenues	$3,767,322,456	$101,304,443	$3,439,021,559	$226,431,148	$10,729,939	$2,317,982	$(12,482,615)

Benefits & expenses:
Losses & policy benefits	$2,076,864,037	$0	$1,937,904,906	$141,170,430	$0	$0	$(2,211,299)
Reinsurance recoveries	(165,516,591)	0	(125,974,401)	(39,542,190)	0	0	0
Commissions	627,048,255	0	592,329,261	34,718,994	0	0	0
Other operating expenses	289,555,517	18,826,237	249,373,992	28,592,514	4,088,594	463,774	(11,789,594)
Interest expense	51,484,731	51,606,330	0	0	1,536,119	0	(1,657,718)
Taxes, licenses & fees	71,538,216	919,910	66,678,800	3,205,175	697,083	37,248	0
Incr deferred acq expenses	(18,748,605)	0	(4,700,131)	(14,048,474)	0	0	0
Other expenses	12,319,865	0	12,319,757	108	0	0	0
Total expenses	$2,944,545,425	$71,352,477	$2,727,932,184	$154,096,557	$6,321,796	$501,022	$(15,658,611)

Income before income taxes	$822,777,031	$29,951,966	$711,089,375	$72,334,591	$4,408,143	$1,816,960	$3,175,996

Provision for income taxes:
Current operating income	$166,470,189	$(27,417,773)	$178,744,156	$12,721,453	$1,793,487	$628,866	$-
Capital gains/losses	20,964,114	987,574	13,988,078	6,016,099	0	(27,637)	0
Deferred	33,372,538	19,611,570	6,783,359	6,314,644	(458,287)	9,653	1,111,599
Total income tax	$220,806,841	$(6,818,629)	$199,515,593	$25,052,196	$1,335,200	$610,882	$1,111,599

Net income - current year	$601,970,190	$36,770,595	$511,573,782	$47,282,395	$3,072,943	$1,206,078	$2,064,397

Net income - prior year	$584,021,320	$81,024,634	$550,420,421	$38,180,265	$1,548,487	$1,227,691	$(88,380,178)

Change in net income	3.1%	-54.6%	-7.1%	23.8%	98.4%	-1.8%

2006 Fourth-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended December 31, 2006

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM
Revenues:
Premiums earned:
Property casualty	$844,769,727	$0	$845,479,506	$0	$0	$0	$(709,779)
Life	43,271,070	0	0	43,271,070	0	0	0
Accident health	1,703,987	0	0	1,703,987	0	0	0
Premiums ceded	(57,316,655)	0	(43,501,451)	(13,815,204)	0	0	0
Total earned premium	832,428,129	0	801,978,055	31,159,853	0	0	(709,779)
Investment income	145,070,824	24,550,476	93,654,263	27,053,035	15,600	57,244	(259,793)
Realized gain on investments	12,324,061	1,862,472	7,323,470	2,533,775	217,084	(8,277)	395,537
Other income	4,682,860	2,536,489	723,643	992,375	2,806,674	621,838	(2,998,158)
Total revenues	$994,505,874	$28,949,437	$903,679,431	$61,739,038	$3,039,358	$670,805	$(3,572,193)

Benefits & expenses:
Losses & policy benefits	$550,901,417	$0	$507,755,637	$43,696,578	$0	$0	$(550,798)
Reinsurance recoveries	(18,732,359)	0	(5,484,567)	(13,247,792)	0	0	0
Commissions	152,523,580	0	144,113,098	8,410,482	0	0	0
Other operating expenses	95,572,467	4,960,848	80,278,976	12,192,870	1,461,656	230,387	(3,552,270)
Interest expense	13,804,440	12,460,505	496,480	98,000	754,228	0	(4,773)
Taxes, licenses & fees	18,740,630	284,596	17,498,941	935,887	9,316	11,889	0
Incr deferred acq expenses	5,382,898	0	8,862,341	(3,479,444)	0	0	0
Other expenses	4,244,123	0	4,244,123	1	0	0	0
Total expenses	$822,437,196	$17,705,949	$757,765,029	$48,606,582	$2,225,200	$242,276	$(4,107,841)

Income before income taxes	$172,068,678	$11,243,488	$145,914,402	$13,132,456	$814,158	$428,529	$535,648

Provision for income taxes:
Current operating income	$36,443,952	$3,406,871	$31,617,921	$953,701	$322,879	$142,580	$-
Capital gains/losses	4,310,014	661,562	2,703,528	947,821	0	(2,897)	0
Deferred	895,839	(5,331,071)	3,407,423	2,628,721	4,088	(799)	187,477
Total income tax	$41,649,805	$(1,262,638)	$37,728,872	$4,530,243	$326,967	$138,884	$187,477

Net income - current year	$130,418,873	$12,506,126	$108,185,530	$8,602,213	$487,191	$289,645	$348,171

Net income - prior year	$182,672,096	$9,037,150	$156,687,048	$15,812,588	$421,720	$298,051	$415,539

Change in net income	-28.6%	38.4%	-31.0%	-45.6%	15.5%	-2.8%

2006 Fourth-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended December 31, 2005

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM
Revenues:
Premiums earned:
Property casualty	$818,784,982	$0	$818,847,338	$0	$0	$0	$(62,356)
Life	40,421,076	0	0	40,421,076	0	0	0
Accident health	1,617,668	0	0	1,617,668	0	0	0
Premiums ceded	(57,661,922)	0	(43,810,668)	(13,851,254)	0	0	0
Total earned premium	803,161,804	0	775,036,670	28,187,490	0	0	(62,356)
Investment income	135,899,272	25,026,626	87,474,802	26,013,305	18,665	47,970	(2,682,096)
Realized gain on investments	23,074,193	1,296,380	11,828,897	9,832,034	0	315	116,567
Other income	4,608,018	525,388	651,450	1,015,456	2,638,547	562,192	(785,015)
Total revenues	$966,743,287	$26,848,394	$874,991,819	$65,048,285	$2,657,212	$610,477	$(3,412,900)

Benefits & expenses:
Losses & policy benefits	$448,396,642	$0	$436,006,402	$12,945,476	$0	$0	$(555,236)
Reinsurance recoveries	(6,977,992)	0	(18,802,810)	11,824,818	0	0	0
Commissions	150,815,497	0	141,873,514	8,941,983	0	0	0
Other operating expenses	76,263,586	3,123,394	63,922,981	10,732,035	1,236,646	145,601	(2,897,071)
Interest expense	12,500,619	12,603,698	0	0	496,806	0	(599,885)
Taxes, licenses & fees	19,473,481	1,498,619	17,660,389	32,729	272,244	9,500	0
Incr deferred acq expenses	4,829,527	0	9,111,122	(4,281,595)	0	0	0
Other expenses	377,634	0	377,634	0	0	0	0
Total expenses	$705,678,994	$17,225,711	$650,149,232	$40,195,446	$2,005,696	$155,101	$(4,052,192)

Income before income taxes	$261,064,293	$9,622,683	$224,842,587	$24,852,839	$651,516	$455,376	$639,292

Provision for income taxes:
Current operating income	$54,468,303	$(13,445,362)	$63,736,999	$3,623,075	$405,488	$148,103	$-
Capital gains/losses	7,136,284	379,862	3,313,516	3,441,212	0	1,694	0
Deferred	16,787,610	13,651,033	1,105,024	1,975,964	(175,692)	7,528	223,753
Total income tax	$78,392,197	$585,533	$68,155,539	$9,040,251	$229,796	$157,325	$223,753

Net income - current year	$182,672,096	$9,037,150	$156,687,048	$15,812,588	$421,720	$298,051	$415,539

Net income - prior year	$192,446,086	$12,997,334	$163,551,413	$14,214,169	$760,129	$333,062	$589,979

Change in net income	-5.1%	-30.5%	-4.2%	11.2%	-44.5%	-10.5%

2006 Fourth-Quarter Supplement

Cincinnati Financial Corporation
Consolidated Balance Sheets

(Dollars in millions except per share data)	December 31,	December 31,
	2006	2005
	(unaudited)
Assets
Investments
Fixed maturities, at fair value (amortized cost: 2006—$5,739; 2005—$5,387)	$5,805	$5,476
Equity securities, at fair value (cost: 2006—$2,621; 2005—$2,128)	7,799	7,106
Short-term investments, at fair value (amortized cost: 2006—$95; 2005—$75)	95	75
Other invested assets	60	45
Cash and cash equivalents	202	119
Investment income receivable	121	117
Finance receivable	108	105
Premiums receivable	1,128	1,116
Reinsurance receivable	683	681
Prepaid reinsurance premiums	13	14
Deferred policy acquisition costs	453	429
Property and equipment, net, for company use (accumulated depreciation: 2006—$261; 2005—$232)	193	168
Other assets	58	66
Separate accounts	504	486
Total assets	$17,222	$16,003

Liabilities
Insurance reserves
Losses and loss expense	$3,896	$3,661
Life policy reserves	1,409	1,343
Unearned premiums	1,579	1,559
Other liabilities	533	455
Deferred income tax	1,653	1,622
Notes payable	49	0
6.125% senior debenture due 2034	371	371
6.90% senior debenture due 2028	28	28
6.92% senior debenture due 2028	392	392
Separate accounts	504	486
Total liabilities	10,414	9,917

Shareholders' equity
Common stock, par value-$2 per share; authorized: 2006-500 million shares, 2005- 500 million shares; issued: 2006-196 million shares, 2005-194 million shares	391	389
Paid-in capital	1,015	969
Retained earnings	2,786	2,088
Accumulated other comprehensive income	3,379	3,284
Treasury stock at cost (2006—23 million shares, 2005—20 million shares)	(763)	(644)
Total shareholders' equity	6,808	6,086
Total liabilities and shareholders' equity	$17,222	$16,003

2006 Fourth-Quarter Supplement

Cincinnati Financial Corporation
10-Year Net Income Reconciliation

(Dollars in millions except per share data)	Years ended December 31,
	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997

Net income	$930	$602	$584	$374	$238	$193	$118	$255	$242	$299
One-time item	0	0	0	15	0	0	(25)	0	0	0
Net income before one-time item	930	602	584	359	238	193	143	255	242	299
Net realized investment gains and losses	434	40	60	(27)	(62)	(17)	(2)	0	43	45
Operating income before one-time item	496	562	524	386	300	210	145	255	199	254
Less catastrophe losses	(113)	(82)	(96)	(63)	(57)	(42)	(33)	(24)	(61)	(17)
Operating income before catastrophe losses and one-time item	$609	$644	$620	$449	$357	$252	$178	$279	$260	$271

Diluted per share data
Net income	$5.30	$3.40	$3.28	$2.10	$1.32	$1.07	$0.67	$1.37	$1.28	$1.61
One-time item	0.00	0.00	0.00	0.09	0.00	0.00	(0.14)	0.00	0.00	0.00
Net income before one-time item	5.30	3.40	3.28	2.01	1.32	1.07	0.81	1.37	1.28	1.61
Net realized investment gains and losses	2.48	0.23	0.34	(0.15)	(0.35)	(0.10)	(0.01)	0.00	0.23	0.26
Operating income before one-time item	2.82	3.17	2.94	2.16	1.67	1.17	0.82	1.37	1.05	1.35
Less catastrophe losses	(0.65)	(0.46)	(0.54)	(0.35)	(0.31)	(0.23)	(0.18)	(0.13)	(0.32)	(0.13)
Operating income before catastrophe losses and one-time item	$3.47	$3.63	$3.48	$2.51	$1.98	$1.40	$1.00	$1.50	$1.37	$1.49

Return on equity
Return on average equity	14.4%	9.8%	9.4%	6.3%	4.1%	3.2%	2.1%	4.6%	4.7%	7.6%
One-time item	0.0	0.0	0.0	(0.3)	0.0	0.0	0.4	0.0	0.0	0.0
Return on average equity before one-time item	14.4%	9.8%	9.4%	6.0%	4.1%	3.2%	2.5%	4.6%	4.7%	7.6%

Return on equity based on comprehensive income
ROE based on comprehensive income	15.9%	1.6%	4.6%	13.8%	(4.0)%	2.5%	13.1%	1.9%	19.6%	42.6%
One-time item	0.0	0.0	0.0	(0.3)	0.0	0.0	0.4	0.0	0.0	0.0
ROE based on comprehensive income before one-time item	15.9%	1.6%	4.6%	13.5%	(4.0)%	2.5%	13.5%	1.9%	19.6%	42.6%

Investment income, net of expenses	$570	$526	$492	$465	$445	$421	$415	$387	$368	$349
BOLI	0	0	0	0	0	0	(5)	0	0	0
Investment income before BOLI	$570	$526	$492	$465	$445	$421	$410	$387	$368	$349

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

2006 Fourth-Quarter Supplement

Cincinnati Financial Corporation
Quarterly Net Income Reconciliation

(In millions except per share data)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05

Net income	$130	$115	$132	$552	$183	$117	$158	$144	$684	$302	$800	$419	$930	$602
One-time item	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Net income before one-time item	130	115	132	552	183	117	158	144	684	302	800	419	930	602
Net realized investment gains and losses	8	0	6	421	16	10	8	6	426	14	427	24	434	40
Operating income before one-time item	122	115	126	131	167	107	150	138	258	288	373	395	496	562
Less catastrophe losses	(29)	(18)	(41)	(26)	(28)	(43)	(9)	(2)	(67)	(11)	(85)	(54)	(113)	(82)
Operating income before catastrophe losses and one-time item	$151	$133	$167	$157	$195	$150	$159	$140	$325	$299	$458	$449	$609	$644

Diluted per share data
Net income	$0.75	$0.66	$0.76	$3.13	$1.03	$0.66	$0.89	$0.81	$3.90	$1.70	$2.13	$2.37	$5.30	$3.40
One-time item	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net income before one-time item	0.75	0.66	0.76	3.13	1.03	0.66	0.89	0.81	3.90	1.70	2.13	2.37	5.30	3.40
Net realized investment gains and losses	0.05	0.00	0.04	2.39	0.09	0.05	0.05	0.03	2.43	0.08	2.43	0.14	2.48	0.23
Operating income before one-time item	0.70	0.66	0.72	0.74	0.94	0.61	0.84	0.78	1.47	1.62	4.56	2.23	2.82	3.17
Less catastrophe losses	(0.16)	(0.10)	(0.24)	(0.14)	(0.16)	(0.24)	(0.05)	(0.01)	(0.38)	(0.06)	(0.48)	(0.30)	(0.65)	(0.46)
Operating income before catastrophe losses and one-time item	$0.86	$0.76	$0.96	$0.88	$1.10	$0.85	$0.89	$0.79	$1.85	$1.68	$5.04	$2.53	$3.47	$3.63

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2006 Fourth-Quarter Supplement

Cincinnati Financial Corporation
Top Holdings – Common Stocks

(Dollars in millions)	As of and for the year ended December 31, 2006
	Actual cost	Fair value	Percent of fair value	Earned dividend income
Fifth Third Bancorp	$283	$2,979	39.4%	$115
Exxon Mobil Corporation	133	687	9.1	11
The Procter & Gamble Company	192	469	6.2	8
National City Corporation	171	358	4.7	15
PNC Financial Services Group, Inc.	62	348	4.6	10
AllianceBernstein Holding L.P.	60	266	3.5	12
U.S. Bancorp	150	251	3.3	9
Johnson & Johnson	194	238	3.1	5
Wyeth	62	225	3.0	4
Wells Fargo & Company	96	193	2.5	6
Piedmont Natural Gas Company, Inc.	64	151	2.0	5
Sky Financial Group, Inc.	91	133	1.8	4
FirstMerit Corporation	55	129	1.7	6
All other common stock holdings	789	1,137	15.1	31
Total	$2,402	$7,564	100.0%	$241

2006 Fourth-Quarter Supplement

Cincinnati Insurance Group
GAAP Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
	2006	2005	Change	% Change	2006	2005	Change	% Change
Revenues:
Premiums earned:
Property casualty	$845,479,506	$818,847,338	$26,632,168	3.25	$3,321,610,148	$3,237,519,279	$84,090,869	2.60
Life	0	0	0	NA	0	0	0	NA
Accident health	0	0	0	NA	0	0	0	NA
Premiums ceded	(43,501,451)	(43,810,668)	309,217	0.71	(157,587,693)	(179,470,542)	21,882,849	12.19
Total premiums earned	801,978,055	775,036,670	26,941,385	3.48	3,164,022,455	3,058,048,737	105,973,718	3.47
Investment income	93,654,263	87,474,802	6,179,461	7.06	367,304,753	337,906,534	29,398,219	8.70
Realized gain on investments	7,323,470	11,828,897	(4,505,427)	(38.09)	225,846,088	39,965,940	185,880,148	465.10
Other income	723,643	651,450	72,193	11.08	3,266,830	3,100,348	166,482	5.37
Total revenues	$903,679,431	$874,991,819	$28,687,612	3.28	$3,760,440,126	$3,439,021,559	$321,418,567	9.35

Benefits & expenses:
Losses & policy benefits	$507,755,637	$436,006,402	$71,749,235	16.46	$2,085,421,315	$1,937,904,906	$147,516,409	7.61
Reinsurance recoveries	(5,484,567)	(18,802,810)	13,318,243	70.83	(77,446,382)	(125,974,401)	48,528,019	38.52
Commissions	144,113,098	141,873,514	2,239,584	1.58	596,188,393	592,329,261	3,859,132	0.65
Other operating expenses	80,278,976	63,922,981	16,355,995	25.59	292,709,156	249,373,992	43,335,164	17.38
Interest expense	496,480	0	496,480	NA	888,930	0	888,930	NA
Taxes, licenses & fees	17,498,941	17,660,389	(161,448)	(0.91)	72,695,021	66,678,800	6,016,221	9.02
Incr deferred acq expense	8,862,341	9,111,122	(248,781)	(2.73)	(3,642,356)	(4,700,131)	1,057,775	22.51
Other expenses	4,244,123	377,634	3,866,489	1,023.87	16,341,980	12,319,757	4,022,223	32.65
Total expenses	$757,765,029	$650,149,232	$107,615,797	16.55	$2,983,156,057	$2,727,932,184	$255,223,873	9.36
Income before income taxes	$145,914,402	$224,842,587	$(78,928,185)	(35.10)	$777,284,069	$711,089,375	$66,194,694	9.31

Provision for income taxes:
Current operating income	$31,617,921	$63,736,999	$(32,119,078)	(50.39)	$147,254,816	$178,744,156	$(31,489,340)	(17.62)
Current realized investments gains and losses	2,703,528	3,313,516	(609,988)	(18.41)	80,218,693	13,988,078	66,230,615	473.48
Deferred	3,407,423	1,105,024	2,302,399	208.36	(8,069,068)	6,783,359	(14,852,427)	(218.95)
Total income taxes	$37,728,872	$68,155,539	$(30,426,667)	(44.64)	$219,404,441	$199,515,593	$19,888,848	9.97

Net income	$108,185,530	$156,687,048	$(48,501,518)	(30.95)	$557,879,628	$511,573,782	$46,305,846	9.05

2006 Fourth-Quarter Supplement

Cincinnati Insurance Group
Statutory Statements of Income

	For the Three Months Ended December 31,			For the Twelve Months Ended December 31,
	2006	2005	% Change	2006	2005	% Change
Underwriting income
Net premiums written	$755,245,797	$727,352,851	3.83	$3,178,105,582	$3,076,183,237	3.31
Unearned premiums increase	(46,732,257)	(47,683,819)		14,083,124	18,134,500
Earned premiums	801,978,054	775,036,669	3.48	3,164,022,457	3,058,048,736	3.47

Losses incurred	$379,133,413	$347,956,479	8.96	$1,640,711,403	$1,505,591,684	8.97
Allocated loss expenses incurred	71,979,236	24,759,130	190.72	183,420,723	140,414,792	30.63
Unallocated loss expenses incurred	51,158,422	44,487,984	14.99	183,842,807	165,924,030	10.80
Other underwriting expenses incurred	246,289,916	229,664,309	7.24	948,113,154	904,044,693	4.87
Workers compensation dividend incurred	5,135,756	2,929,147	75.33	17,343,175	10,419,002	66.46

Total underwriting deductions	$753,696,744	$649,797,049	15.99	$2,973,431,262	$2,726,394,200	9.06
Net underwriting gain (loss)	$48,281,310	$125,239,621	(61.45)	$190,591,195	$331,654,536	(42.53)

Investment income
Gross investment income earned	$94,867,708	$88,574,194	7.11	$371,912,860	$342,027,603	8.74
Net investment income earned	93,654,263	87,474,802	7.06	367,304,753	337,906,533	8.70
Net realized capital gains	4,677,265	5,480,142	(14.65)	146,526,143	37,239,021	293.47
Net investment gains (excl. subs)	$98,331,529	$92,954,945	5.78	$513,830,897	$375,145,555	36.97
Dividend from subsidiary	12,000,000			26,000,000
Net investment gains	$110,331,529	$92,954,945	18.69	$539,830,897	$375,145,555	43.90

Other income	$618,259	$(192,707)	N/A	$2,488,123	$(2,195,078)	N/A

Net income before federal income taxes	$159,231,098	$218,001,858	(26.96)	$732,910,214	$704,605,013	4.02
Federal and foreign income taxes incurred	$30,398,414	$46,998,734	(35.32)	$143,561,772	$172,680,453	(16.86)
Net income (statutory)	$128,832,684	$171,003,124	(24.66)	$589,348,442	$531,924,560	10.80

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2006 Fourth-Quarter Supplement

Cincinnati Insurance Group - Consolidated
Statutory Quarterly Analysis
(Based on reported data – see Page 25 for adjusted data)

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05
Net premiums written	$755	$780	$814	$829	$727	$761	$791	$797	$1,643	$1,588	$2,423	$2,349	$3,178	$3,076
Net premiums earned	$802	$791	$793	$778	$775	$765	$765	$753	$1,571	$1,518	$2,362	$2,283	$3,164	$3,058

Losses paid	$375	$366	$379	$346	$378	$348	$336	$345	$727	681	$1,094	$1,029	$1,469	$1,407
Loss reserve change	4	66	60	42	(30)	72	23	33	101	57	167	129	172	99
Total losses incurred	$379	$433	$439	$388	$348	$420	$359	$378	$828	$738	$1,261	$1,158	$1,641	$1,506
Allocated loss expense paid	37	33	31	27	32	30	29	25	59	54	91	84	127	116
Allocated loss expense reserve change	35	8	7	6	(7)	10	11	11	13	21	20	31	56	24
Total allocated loss expense incurred	$72	$41	$38	$33	$25	$40	$40	$36	$72	$75	$111	$115	$183	$140
Unallocated loss expense paid	49	39	39	40	46	38	37	34	78	71	117	108	167	155
Unallocated loss expense reserve change	2	4	3	10	(2)	3	0	10	12	10	15	13	17	11
Total unallocated loss expense incurred	$51	$43	$42	$50	$44	$41	$37	$44	$90	$81	$132	$121	$184	$166
Underwriting expenses incurred	251	243	232	240	233	237	234	212	471	446	715	682	965	914
Underwriting profit (loss)	$49	$31	$42	$67	$125	$27	$95	$83	$110	$178	$143	$207	$191	$332

Loss Detail
Losses $1 million or more	$63	$61	$46	$32	$38	$27	$28	$43	$79	$70	$139	$98	$203	$137
Losses $250 thousand to $1 million	43	49	48	38	36	35	37	32	86	69	135	104	178	139
Development and case reserve increases of $250,000 or more	64	49	52	49	54	38	40	36	102	76	151	115	215	168
Large losses subtotal	$170	$159	$146	$119	$128	$100	$105	$111	$267	$215	$425	$317	$596	$444
IBNR incurred	(57)	11	(5)	6	(58)	20	13	13	1	27	11	47	(47)	(11)
Catastrophe losses incurred	44	27	64	40	44	66	14	2	103	17	131	83	175	127
Remaining incurred	222	235	234	223	234	233	226	252	457	478	694	711	917	946
Total losses incurred	$379	$432	$439	$388	$348	$419	$358	$378	$828	$737	$1,261	$1,158	$1,641	$1,506

Ratio Data
Loss ratio	47.2%	54.8%	55.4%	50.0%	44.9%	54.9%	46.9%	50.3%	52.7%	48.6%	53.4%	50.7%	51.9	49.2%
Allocated loss expense ratio	9.0	5.0	4.8	4.3	3.2	5.3	5.2	4.7	4.6	5.0	4.7	5.1	5.8	4.6
Unallocated loss expense ratio	6.4	5.4	5.1	6.4	5.7	5.3	4.8	5.8	5.7	5.3	5.6	5.3	5.8	5.4
Net underwriting expense ratio	33.3	31.2	28.4	28.9	32.0	31.1	29.6	26.6	28.7	28.0	29.5	29.0	30.4	29.7
Statutory combined ratio	95.9%	96.4%	93.7%	89.6%	85.8%	96.6%	86.5%	87.4%	91.7%	86.9%	93.2%	90.1%	93.9	88.9%
Statutory combined ratio excluding catastrophes	90.4%	92.9%	85.7%	84.6%	80.2%	88.0%	84.6%	87.1%	85.1%	85.8%	87.7%	86.5%	88.4	84.9%

Loss Ratio
Losses $1 million or more	7.9%	7.6%	6.0%	4.2%	5.0%	3.6%	3.6%	5.7%	5.1%	4.7%	5.9%	4.3%	6.4%	4.5%
Losses $250 thousand to $1 million	5.3	6.2	6.0	4.9	4.5	4.6	4.8	4.3	5.5	4.5	5.7	4.5	5.6	4.5
Development and case reserve increases of $250,000 or more	8.0	6.3	7.4	6.4	6.9	5.1	5.2	4.7	6.9	5.0	6.4	5.0	6.8	5.5
Large losses subtotal	21.2%	20.1%	19.4%	15.5%	16.4%	13.3%	13.6%	14.7%	17.5%	14.2%	18.0%	13.8%	18.8%	14.5%
IBNR incurred	(7.2)	1.3	1.3	0.8	(7.4)	2.5	1.8	1.8	1.1	1.8	0.5	2.0	(1.4)	(0.4)
Total catastrophe losses incurred	5.5	3.5	8.0	5.0	5.6	8.6	1.9	0.3	6.5	1.1	5.5	3.6	5.5	4.1
Remaining incurred	27.7	29.9	26.7	28.6	30.3	30.6	29.6	33.5	27.6	31.5	29.4	31.2	29.0	31.0
Total loss ratio	47.2%	54.8%	55.4%	49.9%	44.9%	55.0%	46.9%	50.3%	52.7%	48.6%	53.4%	50.6%	51.9%	49.2%

Loss Claim Count
Losses $1 million or more	33	32	26	14	24	21	17	15	40	32	72	53	105	77
Losses $250 thousand to $1 million	97	103	88	95	92	81	93	73	183	166	286	247	383	339
Development and case reserve increases of $250,000 or more	94	104	85	85	100	72	61	67	170	128	274	200	368	300
Large losses total	224	239	199	194	216	174	171	155	393	326	632	500	856	716
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
NM – Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed by the appropriate regulatory bodies.

2006 Fourth-Quarter Supplement

Cincinnati Insurance Group - Commercial Lines
Statutory Quarterly Analysis
(Based on reported data - see Page 26 for adjusted data)
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05
Net premiums written	$589	$582	$603	$668	$548	$546	$567	$629	$1,271	$1,195	$1,853	$1,741	$2,442	$2,290
Net premiums earned	$619	$602	$599	$582	$576	$564	$563	$551	$1,181	$1,114	$1,783	$1,678	$2,402	$2,254

Losses paid	$256	$247	$251	$234	$256	$228	$214	$219	$485	$434	$732	$662	$988	$918
Loss reserve change	5	63	53	53	(19)	67	32	51	105	84	168	151	174	132
Total losses incurred	$261	$310	$304	$287	$237	$295	$246	$270	$590	$518	$900	$813	$1,162	$1,050
Allocated loss expense paid	33	30	28	24	28	27	26	22	52	48	81	75	114	103
Allocated loss expense reserve change	37	7	6	5	(1)	9	10	10	12	20	19	29	56	28
Total allocated loss expense incurred	$70	$37	$34	$29	$27	$36	$36	$32	$64	$68	$100	$104	$170	$131
Unallocated loss expense paid	34	27	27	28	31	26	25	22	54	48	81	73	116	105
Unallocated loss expense reserve change	3	3	3	10	(1)	3	1	10	13	11	15	13	18	12
Total unallocated loss expense incurred	$37	$30	$30	$38	$30	$29	$26	$32	$67	$59	$96	$86	$134	$117
Underwriting expenses incurred	194	185	172	179	182	173	165	156	349	321	536	493	727	675
Underwriting profit (loss)	$57	$40	$59	$49	$100	$31	$90	$61	$111	$148	$151	$182	$209	$281

Loss Detail
Losses $1 million or more	$59	$51	$40	$30	$31	$24	$26	$43	$70	$68	$121	$93	$180	$124
Losses $250 thousand to $1 million	35	37	39	28	28	26	29	22	67	51	104	77	139	105
Development and case reserve increases of $250,000 or more	58	45	45	44	47	35	38	29	90	67	135	103	193	149
Large losses subtotal	$152	$133	$124	$102	$106	$85	$93	$94	$227	$186	$360	$273	$512	$378
IBNR incurred	(45)	10	(6)	6	(36)	17	12	12	0	24	10	41	(36)	6
Catastrophe losses incurred	11	14	34	30	14	53	2	6	63	9	77	62	89	76
Remaining incurred	143	153	152	149	153	139	139	159	300	298	453	437	597	590
Total losses incurred	$261	$310	$304	$287	$237	$294	$246	$271	$590	$517	$900	$813	$1,162	$1,050

Ratio Data
Loss ratio	42.2%	51.5%	50.7%	49.2%	41.1%	52.4%	43.8%	49.1%	50.0%	46.5%	50.5%	48.4%	48.4%	46.6%
Allocated loss expense ratio	11.3	6.0	5.7	5.1	4.7	6.5	6.4	5.8	5.4	6.1	5.6	6.2	7.1	5.8
Unallocated loss expense ratio	6.0	5.0	4.9	6.5	5.3	5.1	4.6	5.9	5.7	5.2	5.4	5.2	5.5	5.2
Net underwriting expense ratio	32.9	31.6	28.3	26.8	33.2	31.6	29.1	24.7	27.5	26.8	28.8	28.3	29.8	29.5
Statutory combined ratio	92.4%	94.1%	89.6%	87.6%	84.3%	95.6%	83.9%	85.5%	88.6%	84.6%	90.3%	88.1%	90.8%	87.1%
Statutory combined ratio excluding catastrophes	90.5%	91.7%	84.0%	82.5%	81.9%	86.0%	83.5%	84.4%	83.3%	83.8%	86.0%	84.5%	87.1%	83.7%

Loss Ratio
Losses $1 million or more	9.6%	8.5%	6.6%	5.2%	5.4%	4.3%	4.5%	7.8%	5.9%	6.1%	6.8%	5.5%	7.5%	5.5%
Losses $250 thousand to $1 million	5.6	6.1	6.5	4.8	4.8	4.7	5.2	3.9	5.7	4.5	5.8	4.6	5.8	4.7
Development and case reserve increases of $250,000 or more	9.4	7.5	7.6	7.6	8.1	6.3	6.8	5.3	7.6	6.0	7.6	6.1	8.0	6.6
Large losses subtotal	24.6%	22.1%	20.7%	17.6%	18.3%	15.3%	16.5%	17.0%	19.2%	16.6%	20.2%	16.2%	21.3%	16.8%
IBNR incurred	(7.3)	1.7	(1.0)	1.0	(6.1)	2.9	2.2	2.2	0.0	2.2	0.6	2.4	(1.5)	0.2
Total catastrophe losses incurred	1.9	2.3	5.6	5.1	2.4	9.5	0.4	1.1	5.3	0.8	4.3	3.7	3.7	3.4
Remaining incurred	23.0	25.4	25.4	25.6	26.5	24.7	24.7	28.8	25.5	26.8	25.4	26.1	24.9	26.2
Total loss ratio	42.2%	51.5%	50.7%	49.3%	41.1%	52.4%	43.8%	49.1%	50.0%	46.4%	50.5%	48.4%	48.4%	46.6%
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
NM - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2006 Fourth-Quarter Supplement

Cincinnati Insurance Group - Personal Lines
Statutory Quarterly Analysis
(Based on reported data - see Page 27 for adjusted data)

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05
Net premiums written	$166	$198	$211	$161	$179	$215	$224	$168	$372	$393	$570	$608	$736	$786
Net premiums earned	$183	$189	$194	$196	$199	$201	$202	$202	$390	$404	$579	$605	$762	$804

Losses paid	$119	$119	$128	$112	$122	$120	$122	$126	$242	$247	$362	$367	$481	$489
Loss reserve change	(1)	3	7	(11)	(11)	5	(9)	(18)	(4)	(27)	(1)	(22)	(2)	(33)
Total losses incurred	$118	$122	$135	$101	$111	$125	$113	$108	$238	$220	$361	$345	$479	$456
Allocated loss expense paid	4	3	3	3	4	3	3	3	7	6	10	9	13	13
Allocated loss expense reserve change	(2)	1	1	1	(6)	1	1	1	1	1	1	2	0	(4)
Total allocated loss expense incurred	$2	$4	$4	$4	$(2)	$4	$4	$4	$8	$7	$11	$11	$13	$9
Unallocated loss expense paid	15	12	12	12	15	12	12	12	24	23	36	35	51	50
Unallocated loss expense reserve change	(1)	1	0	0	(1)	0	(1)	0	(1)	(1)	0	0	(1)	(1)
Total unallocated loss expense incurred	$14	$13	$12	$12	$14	$12	$11	$12	$23	$22	$36	$35	$50	$49
Underwriting expenses incurred	57	58	60	61	51	64	69	56	122	125	179	189	238	239
Underwriting profit (loss)	$(8)	$(8)	$(17)	$18	$25	$(4)	$5	$22	$(1)	$30	$(8)	$25	$(18)	$51

Loss Detail
Losses $1 million or more	$4	$10	$6	$2	$7	$3	$2	$0	$9	$2	$18	$5	$23	$13
Losses $250 thousand to $1 million	8	12	9	10	8	9	8	10	19	18	31	27	39	34
Development and case reserve increases of $250,000 or more	6	4	7	5	7	3	2	7	12	9	16	12	22	19
Large losses subtotal	$18	$26	$22	$17	$22	$15	$12	$17	$40	$29	$65	$44	$84	$66
IBNR incurred	(12)	1	1	0	(22)	3	1	1	1	3	1	6	(11)	(17)
Catastrophe losses incurred	33	13	30	10	30	13	12	(4)	40	8	54	21	86	51
Remaining incurred	79	82	82	74	81	94	87	93	157	180	241	274	320	356
Total losses incurred	$118	$122	$135	$101	$111	$125	$112	$107	$238	$220	$361	$345	$479	$456

Ratio Data
Loss ratio	64.4%	65.1%	70.0%	52.2%	55.9%	62.2%	55.6%	53.3%	61.1%	54.4%	62.4%	57.0%	62.9%	56.7%
Allocated loss expense ratio	1.2	1.9	2.1	1.7	(1.2)	2.0	1.8	1.8	1.9	1.8	2.0	1.9	1.7	1.1
Unallocated loss expense ratio	7.8	6.6	5.8	6.2	7.0	6.1	5.5	5.7	6.0	5.6	6.1	5.8	6.6	6.1
Net underwriting expense ratio	34.3	30.4	28.5	38.0	28.4	29.7	30.7	33.2	32.6	31.8	31.8	31.0	32.4	30.4
Statutory combined ratio	107.7%	104.0%	106.4%	98.1%	90.1%	100.0%	93.6%	94.0%	101.6%	93.6%	102.3%	95.7%	103.6%	94.3%
Statutory combined ratio excluding catastrophes	89.8%	96.9%	90.8%	93.1%	75.2%	93.6%	87.4%	96.0%	91.3%	91.5%	93.1%	92.2%	92.3%	88.0%

Loss Ratio
Losses $1 million or more	2.2%	5.0%	3.5%	1.2%	3.6%	1.5%	1.1%	0.0%	2.3%	0.6%	3.2%	0.9%	3.0%	1.6%
Losses $250 thousand to $1 million	4.5	6.4	4.4	5.3	3.9	4.3	3.7	5.2	4.9	4.4	5.4	4.4	5.2	4.3
Development and case reserve increases of $250,000 or more	3.4	2.1	3.5	2.7	3.5	1.7	1.0	3.2	3.1	2.1	2.8	2.0	2.9	2.4
Large losses subtotal	10.1%	13.5%	11.4%	9.2%	11.0%	7.5%	5.8%	8.4%	10.3%	7.1%	11.4%	7.3%	11.1%	8.3%
IBNR incurred	(6.8)	0.1	0.7	0.0	(11.2)	1.4	0.6	0.7	0.3	0.7	0.3	0.9	(1.5)	(2.1)
Total catastrophe losses incurred	17.9	7.1	15.6	5.0	14.9	6.2	6.2	(2.0)	10.3	2.1	9.2	3.5	11.3	6.3
Remaining incurred	43.2	44.4	42.3	38.0	41.2	46.9	42.9	46.2	40.2	44.5	41.5	45.3	42.0	44.3
Total loss ratio	64.4%	65.1%	70.0%	52.2%	55.9%	62.0%	55.5%	53.3%	61.1%	54.4%	62.4%	57.0%	62.9%	56.8%
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
NM – Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed by the appropriate regulatory bodies.

2006 Fourth-Quarter Supplement

Cincinnati Insurance Group
Direct Written Premiums by Line of Business for the Twelve Months Ended December 31, 2006
(Dollars in millions)
											12/31/2006	12/31/2005
	Comm	Comm	Comm	Workers'	Specialty	Surety &	Mach. &	Pers	Home	Other	Agency	Agency	Change
State	Casualty	Prop	Auto	Comp	Packages	Exec Risk	Equip	Auto	Owner	Personal	Direct	Direct	%

AL	$20.1	$14.1	$8.3	$1.4	$7.0	$1.6	$0.6	$15.6	$21.1	$4.4	$94.2	$91.7	2.7
AZ	12.5	5.5	9.3	0.5	1.0	0.6	0.5	0.0	0.1	0.1	30.1	26.5	13.6
AR	11.3	9.9	6.6	5.7	3.7	1.1	0.4	2.8	3.0	0.8	45.3	44.9	1.0
DE	0.8	0.4	0.7	1.6	0.0	0.1	0.0	0.0	0.0	0.1	3.7	0.9	293.7
FL	38.1	23.4	13.2	3.4	4.0	2.4	0.7	12.6	20.0	3.7	121.5	106.7	13.8
GA	27.4	20.3	18.7	12.2	6.2	6.8	0.7	31.7	26.7	6.5	157.2	144.8	8.6
ID	7.2	3.5	4.6	0.0	0.9	0.6	0.2	0.0	0.0	0.0	17.0	14.6	16.5
IL	82.3	47.2	34.6	64.2	13.0	8.2	2.9	25.8	19.2	5.9	303.3	300.6	0.9
IN	51.2	39.4	26.9	32.0	7.8	6.8	2.2	29.7	27.0	6.9	229.9	230.0	0.0
IA	21.5	15.0	9.9	23.2	4.3	2.5	1.3	4.8	4.5	2.1	89.1	88.4	0.7
KS	6.9	7.3	4.7	6.2	2.8	1.3	0.4	5.2	6.4	1.2	42.4	40.9	3.7
KY	21.1	18.4	14.8	4.1	4.9	2.9	0.9	20.5	14.7	3.9	106.2	107.8	(1.5)
MD	14.3	5.9	10.8	11.5	1.0	1.5	0.3	0.0	1.3	0.5	47.1	40.3	16.8
MI	43.2	27.1	19.6	21.4	13.0	5.4	1.8	14.3	17.0	3.5	166.3	172.3	(3.5)
MN	27.7	15.9	10.1	7.7	3.7	2.3	1.2	7.3	5.7	2.9	84.5	85.6	(1.3)
MO	26.0	18.9	12.6	17.5	5.2	2.0	1.1	3.2	4.9	1.0	92.4	84.3	9.6
MT	13.2	6.7	7.1	0.0	0.8	0.3	0.3	0.1	0.1	0.0	28.6	26.1	9.6
NE	7.7	5.6	3.8	9.0	1.6	0.9	0.5	1.4	1.3	0.2	32.0	33.4	(4.2)
NH	2.9	2.0	1.4	2.4	0.8	0.5	0.2	0.9	0.7	0.3	12.1	11.5	5.0
NY	26.7	6.8	9.6	2.5	1.1	3.3	0.4	0.0	0.0	0.0	50.4	43.8	14.9
NC	42.1	28.9	25.0	26.7	11.6	8.0	1.4	1.3	1.6	2.7	149.3	133.0	12.2
ND	3.9	3.2	2.5	0.0	0.8	0.6	0.2	0.7	0.6	0.1	12.6	14.0	(9.9)
OH	168.8	101.0	80.1	(0.3)	20.8	25.5	4.7	143.8	93.6	30.3	668.3	692.5	(3.5)
PA	48.8	29.8	30.7	53.8	9.3	6.7	1.7	8.4	6.3	3.1	198.6	195.1	1.8
SC	14.6	9.1	9.4	4.6	2.3	3.1	0.3	0.0	0.0	0.3	43.7	41.4	5.5
SD	4.5	2.7	2.0	3.8	0.5	0.4	0.1	0.0	0.0	0.2	14.2	12.2	16.5
TN	25.7	17.2	16.3	12.6	8.3	4.4	1.0	8.0	8.2	2.6	104.3	98.1	6.4
UT	8.9	3.4	4.1	0.1	0.4	1.3	0.3	0.0	0.0	0.0	18.5	13.0	42.5
VT	5.2	3.7	3.0	7.0	1.0	0.7	0.2	0.9	0.9	0.2	22.8	21.9	4.3
VA	37.3	25.7	24.4	22.7	5.0	5.2	1.1	10.6	8.4	2.9	143.3	132.6	8.0
WV	9.3	6.0	6.5	0.0	2.3	0.7	0.4	0.0	0.9	0.2	26.3	24.3	8.2
WI	31.1	18.2	13.8	25.3	4.7	2.4	1.6	10.5	8.1	3.3	119.0	121.2	(1.7)
All Other	5.7	3.4	3.3	4.9	0.2	1.3	0.2	0.0	0.1	0.2	19.3	15.3	24.7

Total Agency Direct	$868.0	$545.6	$448.4	$387.7	$150.0	$111.4	$29.8	$360.1	$302.4	$90.1	$3,293.5	$3,209.8	2.6
Other Direct	1.2	1.9	0.8	9.4	0.3	0.0	0.0	1.0	2.3	1.8	18.6	21.5	(13.8)
Total Direct	$869.2	$547.5	$449.2	$397.1	$150.3	$111.4	$29.8	$361.1	$304.7	$91.9	$3,312.1	$3,231.3	2.5

2006 Fourth-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - By Commercial Lines of Business

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06		12/31/05
Commercial casualty:
Written premiums	$204	$196	$209	$228	$189	$183	$193	$217	$437	$409	$634	$593		$838	$779
Earned premiums	219	207	208	197	195	193	192	183	405	375	613	566	S	831	759
Loss and loss expense ratio	58.8%	49.4%	51.8%	51.3%	5.1%	49.3%	54.3%	51.2%	51.6%	53.0%	50.8%	51.8%		53.0%	39.8%
Less catastrophe loss ratio	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0	0.0
Loss and loss expense excluding catastrophe loss ratio	58.8%	49.4%	51.8%	51.3%	5.1%	49.3%	54.3%	51.2%	51.6%	53.0%	50.8%	51.8%		53.0%	39.8%

Commercial property:
Written premiums	$124	$126	$122	$134	$115	$113	$122	$126	$256	$248	$381	$361		$505	$476
Earned premiums	123	123	123	121	120	113	118	116	244	234	367	$347		491	467
Loss and loss expense ratio	47.0%	54.9%	55.8%	72.6%	52.8%	94.3%	42.4%	68.8%	64.2%	55.5%	61.0%	68.2%		57.5%	64.2%
Less catastrophe loss ratio	7.1	9.9	15.9	22.7	11.2	44.0	1.2	4.0	19.3	2.6	16.1	16.1		13.9	14.9
Loss and loss expense excluding catastrophe loss ratio	39.9%	45.0%	39.9%	49.9%	41.6%	50.3%	41.2%	64.8%	44.9%	52.9%	44.9%	52.1%		43.6%	49.3%

Commercial auto:
Written premiums	$105	$105	$115	$126	$107	$107	$111	$122	$240	$233	$345	$341		$450	$448
Earned premiums	116	113	112	112	117	115	112	113	224	225	337	340		453	457
Loss and loss expense ratio	58.5%	72.8%	57.0%	57.7%	61.5%	60.6%	60.2%	57.9%	57.4%	59.0%	62.5%	59.6%		61.5%	60.1%
Less catastrophe loss ratio	0.6	(0.5)	3.1	0.6	0.0	0.2	0.3	0.0	1.9	0.1	1.0	0.2		0.9	0.1
Loss and loss expense excluding catastrophe loss ratio	57.9%	73.3%	53.9%	57.1%	61.5%	60.4%	59.9%	57.9%	55.5%	58.9%	61.5%	59.4%		60.6%	60.0%

Workers' compensation:
Written premiums	$91	$85	$91	$111	$80	$75	$83	$100	$203	$183	$288	$258		$379	$338
Earned premiums	95	93	90	88	85	82	82	79	178	161	271	244		366	328
Loss and loss expense ratio	89.3%	90.3%	83.1%	78.6%	134.2%	74.0%	77.0%	76.5%	80.8%	76.8%	84.1%	75.9%		85.4%	90.9%
Less catastrophe loss ratio	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0	0.0
Loss and loss expense excluding catastrophe loss ratio	89.3%	90.3%	83.1%	78.6%	134.2%	74.0%	77.0%	76.5%	80.8%	76.8%	84.1%	75.9%		85.4%	90.9%

Specialty packages:
Written premiums	$35	$35	$34	$40	$32	$35	$34	$37	$74	$71	$109	$105		$144	$138
Earned premiums	35	35	35	36	34	34	34	34	71	68	106	103		141	137
Loss and loss expense ratio	44.9%	74.2%	82.1%	64.3%	53.4%	69.9%	57.2%	87.8%	73.1%	72.4%	73.5%	71.5%		66.3%	67.0%
Less catastrophe loss ratio	5.8	7.1	29.2	3.6	4.6	9.9	1.8	4.4	16.2	3.1	13.3	5.3		11.4	5.2
Loss and loss expenses excluding catastrophe loss ratio	39.1%	67.1%	52.9%	60.7%	48.8%	60.0%	55.4%	83.4%	56.9%	69.3%	60.2%	66.2%		54.9%	61.8%

Surety and executive risk:
Written premiums	$23	$28	$24	$22	$21	$25	$18	$20	$46	$38	$74	$63		$97	$85
Earned premiums	24	24	24	21	21	21	19	19	45	38	69	59		93	80
Loss and loss expense ratio	36.3%	47.3%	89.6%	26.5%	69.2%	31.5%	7.4%	26.4%	60.1%	16.9%	55.6%	22.0%		50.7%	34.2%
Less catastrophe loss ratio	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0	0.0
Loss and loss expense excluding catastrophe loss ratio	36.3%	47.3%	89.6%	26.5%	69.2%	31.5%	7.4%	26.4%	60.1%	16.9%	55.6%	22.0%		50.7%	34.2%

Machinery and equipment:
Written premiums	$7	$7	$8	$7	$6	$7	$6	$7	$15	$13	$22	$20		$29	$26
Earned premiums	7	7	7	7	6	7	6	7	14	13	20	19		27	26
Loss and loss expense ratio	62.4%	45.2%	27.0%	32.2%	31.6%	21.5%	24.1%	12.3%	29.6%	18.1%	34.8%	19.3%		42.0%	22.4%
Less catastrophe loss ratio	(0.5)	2.1	0.0	0.0	(0.1)	0.2	0.0	(0.6)	0.1	(0.2)	0.8	0.0		0.4	(0.1)
Loss and loss expense excluding catastrophe loss ratio	62.9%	43.1%	27.0%	32.2%	31.7%	21.3%	24.1%	12.9%	29.5%	18.3%	34.0%	19.3%		41.6%	22.5%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2006 Fourth-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - By Personal Lines of Business

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05
Personal auto:
Written premiums	$79	$96	$104	$79	$89	$112	$119	$89	$184	$208	$279	$321	$359	$409
Earned premiums	91	95	98	101	104	107	110	111	199	221	294	329	385	433
Loss and loss expense ratio	74.3%	60.6%	65.8%	60.1%	54.0%	65.0%	59.9%	60.4%	62.9%	60.1%	62.2%	61.7%	65.0%	59.9%
Less catastrophe loss ratio	5.7	1.4	3.6	0.8	0.6	0.4	1.1	0.2	2.2	0.6	2.0	0.5	2.8	0.6
Loss and loss expense excluding catastrophe loss ratio	68.6%	59.2%	62.2%	59.3%	53.4%	64.6%	58.8%	60.2%	60.7%	59.5%	60.2%	61.2%	62.2%	59.3%

Homeowner:
Written premiums	$66	$79	$83	$62	$67	$80	$81	$59	$144	$140	$224	$219	$290	$288
Earned premiums	70	72	74	73	71	72	70	69	146	139	219	209	289	282
Loss and loss expense ratio	80.8%	93.9%	93.1%	64.0%	83.4%	78.0%	75.8%	64.6%	78.6%	70.2%	83.7%	72.9%	83.0%	75.6%
Less catastrophe loss ratio	36.0	15.0	33.1	11.1	43.2	15.2	14.6	(6.1)	22.1	4.3	19.8	8.0	23.7	16.9
Loss and loss expense excluding catastrophe loss ratio	44.8%	78.9%	60.0%	52.9%	40.2%	62.8%	61.2%	70.7%	56.5%	65.9%	63.9%	64.9%	59.3%	58.7%

Other personal:
Written premiums	$21	$23	$24	$20	$21	$23	$24	$20	$44	$45	$67	$68	$87	$89
Earned premiums	22	22	22	22	22	22	22	22	45	45	66	67	88	89
Loss and loss expense ratio	45.6%	63.3%	80.9%	47.4%	37.0%	58.0%	38.3%	49.5%	64.2%	41.7%	63.9%	47.1%	59.4%	44.6%
Less Catastrophe loss ratio	9.9	5.2	10.8	3.8	2.0	5.0	1.0	3.9	7.4	2.5	6.6	3.3	7.4	3.0
Loss and loss expense excluding catastrophe loss ratio	35.7%	58.1%	70.1%	43.6%	35.0%	53.0%	37.3%	45.6%	56.8%	39.2%	57.3%	43.8%	52.0%	41.6%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2006 Fourth-Quarter Supplement

Cincinnati Insurance Group
10-Year Property Casualty Data - Consolidated

(Dollars in millions)	Years ended December 31,
	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Premiums
Adjusted written premiums (statutory)*	$3,172	$3,097	$3,026	$2,789	$2,496	$2,188	$1,936	$1,681	$1,558	$1,472
Codification	0	0	0	0	0	402	(55)	0	0	0
Written premium adjustment -- statutory only	6	(21)	(29)	26	117	0	0	0	0	0
Reported written premiums (statutory)**	3,178	3,076	2,997	2,815	2,613	2,590	1,881	1,681	1,558	1,472
Unearned premiums change	(14)	(18)	(78)	(162)	(222)	(517)	(53)	(23)	(15)	(18)
Earned premiums (GAAP)	$3,164	$3,058	$2,919	$2,653	$2,391	$2,073	$1,828	$1,658	$1,543	$1,454

Year-over-year growth rate:
Adjusted written premiums (statutory)	2.4%	2.3%	8.5%	11.7%	14.0%	13.0%	15.2%	7.9%	5.8%	6.4%
Written premiums (statutory)	3.3%	2.6%	6.5%	7.7%	0.9%	37.7%	11.9%	7.9%	5.8%	6.4%
Earned premiums	3.5%	4.8%	10.0%	11.0%	15.3%	13.4%	10.3%	7.5%	6.1%	6.4%

Statutory combined ratio
Reported statutory combined ratio*	93.9%	89.0	89.4%	94.2%	98.4%	99.5%	112.5%	100.4%	104.2%	98.3%
Codification	0.0	0.0	0.0	0.0	0.0	4.1	(0.9)	0.0	0.0	0.0
Written premium adjustment -- statutory only	nm	nm	nm	nm	1.2	0.0	0.0	0.0	0.0	0.0
One-time item	0.0	0.0	0.0	0.8	0.0	0.0	(1.7)	0.0	0.0	0.0
Statutory combined ratio (adjusted)	93.9%	89.0%	89.4%	95.0%	99.6%	103.6%	109.9%	100.4%	104.2%	98.3%
Less catastrophe losses	5.5	4.1	5.1	3.6	3.6	3.1	2.7	2.5	6.1
Statutory combined ratio excluding catastrophe losses (adjusted)	88.4%	84.9%	84.3%	91.4%	96.0%	100.5%	107.2%	97.9%	98.1%

Reported commission expense ratio*	18.7%	19.3%	19.2%	17.6%	15.9%	13.9%	17.4%	17.4%	17.6%
Codification	0.0	0.0	0.0	0.0	0.0	2.6	(0.5)	0.0	0.0
Written premium adjustment -- statutory only	nm	nm	nm	nm	0.8	0.0	0.0	0.0	0.0
One-time item	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Commission expense ratio (adjusted)	18.7%	19.3%	19.2%	17.6%	16.7%	16.5%	16.9%	17.4%	17.6%

Reported other expense ratio*	11.7%	10.5%	10.1%	8.9%	9.6%	8.7%	12.6%	11.4%	11.9%
Codification	0.0	0.0	0.0	0.0	0.0	1.5	(0.4)	0.0	0.0
Written premium adjustment -- statutory only	nm	nm	nm	nm	0.4	0.0	0.0	0.0	0.0
One-time item	0.0	0.0	0.0	0.8	0.0	0.0	(1.7)	0.0	0.0
Other expense ratio (adjusted)	11.7%	10.5%	10.1%	9.7%	10.0%	10.2%	10.5%	11.4%	11.9%

Reported statutory expense ratio*	30.4%	29.8%	29.3%	26.5%	25.5%	22.6%	30.0%	28.8%	29.5%
Codification	0.0	0.0	0.0	0.0	0.0	4.1	(0.9)	0.0	0.0
Written premium adjustment -- statutory only	nm	nm	nm	nm	1.2	0.0	0.0	0.0	0.0
One-time item	0.0	0.0	0.0	0.8	0.0	0.0	(1.7)	0.0	0.0
Statutory expense ratio (adjusted)	30.4%	29.8%	29.3%	27.3%	26.7%	26.7%	27.4%	28.8%	29.5%

GAAP combined ratio
GAAP combined ratio	94.3%	89.2%	89.8%	94.7%	99.7%	104.9%	112.8%	100.2%	104.3%	98.4%
One-time item	0.0	0.0	0.0	0.8	0.0	0.0	(2.1)	0.0	0.0	0.0
GAAP combined ratio before one-time item	94.3%	89.2%	89.8%	95.5%	99.7%	104.9%	110.7%	100.2%	104.3%	98.4%

Written premiums to surplus
Adjusted premiums to statutory surplus ratio	0.672	0.739	0.721	1.002	1.067	0.864
Written premium adjustment	0.001	(0.005)	(0.007)	0.010	0.050	0.159
Reported premiums to statutory surplus ratio	0.673	0.734	0.714	1.012	1.117	1.023

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
nm – Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed by the appropriate regulatory bodies.

** Prior to 2001, property casualty premiums were recognized as they were billed throughout the policy period. Effective January 1, 2001, written premiums have been recognized on an annualized basis at the effective date of the policy. Written premiums for 2000 were reclassified to conform with the 2001 presentation; information was not readily available to reclassify earlier year statutory data.  The growth rates in written premiums between 1999 and 2000 are overstated because 1999 premiums are showed on a billed basis.

2006 Fourth-Quarter Supplement

Cincinnati Insurance Group
6-Year Property Casualty Data - Commercial Lines

(Dollars in millions)	Years ended December 31,
	2006	2005	2004	2003	2002	2001
Premiums
Adjusted written premiums (statutory)*	$2,435	$2,306	$2,209	$2,009	$1,795	$1,551
Codification	0	0	0	0	0	276
Written premium adjustment – statutory only	7	(16)	(23)	22	110	0
Reported written premiums (statutory)	$2,442	$2,290	$2,186	$2,031	$1,905	$1,827
Unearned premiums change	(40)	(36)	(60)	(123)	(184)	(374)
Earned premiums (GAAP)	$2,402	$2,254	$2,126	$1,908	$1,721	$1,453

Year-over-year growth rate:
Adjusted written premiums (statutory)	5.6%	4.4%	10.0%	11.9%	15.8%	16.9%
Written premiums (statutory)	6.7%	4.8%	7.6%	6.6%	4.2%	43.3%
Earned premiums	6.6%	6.0%	11.4%	10.8%	18.6%	17.9%

Statutory combined ratio
Reported statutory combined ratio*	90.8%	87.1	83.7%	90.9%	95.3%	96.7%
Codification	0.0	0.0	0.0	0.0	0.0	4.0
Written premium adjustment – statutory only	nm	nm	nm	nm	1.5	0.0
One-time item	0.0	0.0	0.0	0.7	0.0	0.0
Statutory combined ratio (adjusted)	90.8%	87.1%	83.7%	91.6%	96.8%	100.7%
Less catastrophe losses	3.7	3.4	3.4	2.2	2.3	1.9
Statutory combined ratio excluding catastrophe losses (adjusted)	87.1%	83.7%	80.3%	89.4%	94.5%	98.8%

GAAP combined ratio
GAAP combined ratio	91.3%	87.4%	84.1%	91.3%	96.6%	101.7%
One-time item	0.0	0.0	0.0	0.8	0.0	0.0
GAAP combined ratio before one-time item	91.3%	87.4%	84.1%	92.1%	96.6%	101.7%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
nm – Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed by the appropriate regulatory bodies.

2006 Fourth-Quarter Supplement

Cincinnati Insurance Group
6-Year Property Casualty Data - Personal Lines

(Dollars in millions)	Years ended December 31,
	2006	2005	2004	2003	2002	2001
Premiums
Adjusted written premiums (statutory)*	$737	$791	$817	$780	$701	$637
Codification	0	0	0	0	0	126
Written premium adjustment – statutory only	(1)	(5)	(6)	4	7	0
Reported written premiums (statutory)	$736	$786	$811	$784	$708	$763
Unearned premiums change	26	18	(18)	(39)	(38)	(143)
Earned premiums (GAAP)	$762	$804	$793	$745	$670	$620

Year-over-year growth rate:
Adjusted written premiums (statutory)	(6.8)%	(3.2)%	4.7%	12.0%	9.8%	4.6%
Written premiums (statutory)	(6.4)%	(3.1)%	3.4%	10.8%	(7.2)%	26.1%
Earned premiums	(5.3)%	1.4%	6.4%	11.2%	8.1%	4.0%

Statutory combined ratio
Reported statutory combined ratio*	103.6%	94.3	104.6%	102.9%	106.5%	105.9%
Codification	0.0	0.0	0.0	0.0	0.0	4.6
Written premium adjustment – statutory only	nm	nm	nm	nm	0.3	0.0
One-time item	0.0	0.0	0.0	1.0	0.0	0.0
Statutory combined ratio (adjusted)	103.6%	94.3%	104.6%	103.9%	106.8%	110.5%
Less catastrophe losses	11.3	6.3	9.7	7.3	7.1	5.8
Statutory combined ratio excluding catastrophe losses (adjusted)	92.3%	88.0%	94.9%	96.6%	99.7%	104.7%

GAAP combined ratio
GAAP combined ratio	103.6%	94.4%	105.0%	103.6%	107.6%	112.4%
One-time item	0.0	0.0	0.0	1.1	0.0	0.0
GAAP combined ratio before one-time item	103.6%	94.4%	105.0%	104.7%	107.6%	112.4%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
NM – Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed by the appropriate regulatory bodies.

2006 Fourth-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05
Premiums
Adjusted written premiums (statutory)	$785	$787	$804	$796	$765	$764	$780	$787	$1,600	$1,567	$2,387	$2,332	$3,172	$3,097
Written premium adjustment – statutory only	(30)	(7)	10	33	(38)	(3)	10	10	43	20	36	17	6	(21)
Reported written premiums (statutory)*	$755	$780	$814	$829	$727	$761	$790	$797	$1,643	$1,587	$2,423	$2,349	$3,178	$3,076
Unearned premiums change	13	11	(21)	(51)	48	4	(25)	(44)	(72)	(73)	(60)	(66)	(66)	(19)
Earned premiums	$802	$791	$793	$778	$775	$765	$765	$753	$1,571	$1,518	$2,362	$2,283	$3,164	$3,058

Statutory combined ratio
Reported statutory combined ratio*	95.9%	96.4	93.7%	89.6%	85.8%	96.6%	86.6%	87.3%	91.7%	86.9%	93.2%	90.1%	93.9%	89.0%
Written premium adjustment – statutory only	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm
One-time item	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Adjusted statutory combined ratio	95.9%	96.4%	93.7%	89.6%	85.8%	96.6%	86.6%	87.3%	91.7%	86.9%	93.2%	90.1%	93.9%	89.0%
Less catastrophe losses	5.5	3.5	8.0	5.0	5.6	8.6	2.0	0.3	6.5	1.1	5.5	3.6	5.5	4.1
Adjusted statutory combined ratio excluding catastrophe losses	90.4%	92.9%	85.7%	84.6%	80.2%	88.0%	84.6%	87.0%	85.2%	85.8%	87.7%	86.5%	88.4%	84.9%

Reported commission expense ratio*	19.9%	19.3%	17.6%	18.1%	20.4%	20.3%	19.3%	16.8%	17.9%	18.0%	18.3%	18.8%	18.7%	19.2%
Written premium adjustment – statutory only	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm
One-time item	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Adjusted commission expense ratio	19.9%	19.3%	17.6%	18.1%	20.4%	20.3%	19.3%	16.8%	17.9%	18.0%	18.3%	18.8%	18.7%	19.2%

Reported other expense ratio*	13.4%	11.9%	10.8%	10.8%	11.6%	10.8%	10.3%	9.8%	10.8%	10.0%	11.2%	10.2%	11.7%	10.5%
Written premium adjustment – statutory only	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm
One-time item	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Adjusted other expense ratio	13.4%	11.9%	10.8%	10.8%	11.6%	10.8%	10.3%	9.8%	10.8%	10.0%	11.2%	10.2%	11.7%	10.5%

Reported statutory expense ratio*	33.3%	31.2%	28.4%	28.9%	32.0%	31.1%	29.6%	26.6%	28.7%	28.0%	29.5%	29.0%	30.4%	29.7%
Written premium adjustment – statutory only	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm
One-time item	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Adjusted statutory expense ratio	33.3%	31.2%	28.4%	28.9%	32.0%	31.1%	29.6%	26.6%	28.7%	28.0%	29.5%	29.0%	30.4%	29.7%

GAAP combined ratio
GAAP combined ratio	94.5%	96.1%	94.5%	92.0%	83.9%	96.6%	87.5%	88.9%	93.3%	88.2%	94.2%	91.0%	94.3%	89.2%
One-time item	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
GAAP combined ratio before one-time item	94.5%	96.1%	94.5%	92.0%	83.9%	96.6%	87.5%	88.9%	93.3%	88.2%	94.2%	91.0%	94.3%	89.2%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2006 Fourth-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05
Premiums
Adjusted written premiums (statutory)	$618	$589	$593	$635	$584	$547	$557	$617	$1,228	$1,174	$1,817	$1,721	$2,435	$2,306
Written premium adjustment -- statutory only	(29)	(7)	10	33	(36)	(1)	9	12	43	21	36	20	7	(16)
Reported written premiums (statutory)*	$589	$582	$603	$668	$548	$546	$566	$629	$1,271	$1,195	$1,853	$1,741	$2,442	$2,290
Unearned premiums change	30	20	(4)	(86)	28	18	(3)	(78)	(90)	(81)	(69)	(63)	(40)	(36)
Earned premiums	$619	$602	$599	$582	$576	$564	$563	$551	$1,181	$1,114	$1,783	$1,678	$2,402	$2,254

Statutory combined ratio
Reported statutory combined ratio*	92.4%	94.1	89.6%	87.5%	84.3%	95.5%	83.9%	85.5%	88.6%	84.6%	90.3%	88.1%	90.8%	87.1%
Written premium adjustment -- statutory only	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm
One-time item	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Adjusted statutory combined ratio	92.4%	94.1%	89.6%	87.5%	84.3%	95.5%	83.9%	85.5%	88.6%	84.6%	90.3%	88.1%	90.8%	87.1%
Less catastrophe losses	1.9	2.3	5.6	5.1	2.4	9.5	0.4	1.1	5.3	0.8	4.3	3.6	3.7	3.4
Adjusted statutory combined ratio excluding catastrophe losses	90.5%	91.8%	84.0%	82.4%	81.9%	86.0%	83.5%	84.4%	83.3%	83.8%	86.0%	84.5%	87.1%	83.7%

GAAP combined ratio
GAAP combined ratio	91.1%	93.4%	90.3%	90.5%	82.1%	95.2%	84.8%	87.5%	90.4%	86.1%	91.4%	89.2%	91.3%	87.4%
One-time item	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
GAAP combined ratio before one-time item	91.1%	93.4%	90.3%	90.5%	82.1%	95.2%	84.8%	87.5%	90.4%	86.1%	91.4%	89.2%	91.3%	87.4%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2006 Fourth-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05
Premiums
Adjusted written premiums (statutory)	$167	$198	$211	$161	$181	$217	$223	$170	$372	$393	$570	$611	$737	$791
Written premium adjustment -- statutory only	(1)	0	0	0	(2)	(2)	1	(2)	0	(1)	0	(3)	(1)	(5)
Reported written premiums (statutory)*	$166	$198	$211	$161	$179	$215	$224	$168	$372	$392	$570	$608	$736	$786
Unearned premiums change	(17)	(9)	(17)	35	20	(14)	(22)	34	18	8	9	(3)	(26)	17
Earned premiums	$183	$189	$194	$196	$199	$201	$202	$202	$390	$404	$579	$605	$762	$804

Statutory combined ratio
Reported statutory combined ratio*	107.7%	104.0%	106.4%	98.1%	90.1%	99.9%	93.6%	94.0%	101.6%	93.7%	102.3%	95.7%	103.6%	94.3%
Written premium adjustment -- statutory only	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm
One-time item	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Adjusted statutory combined ratio	107.7%	104.0%	106.4%	98.1%	90.1%	99.9%	93.6%	94.0%	101.6%	93.7%	102.3%	95.7%	103.6%	94.3%
Less catastrophe losses	17.9	7.0	15.6	5.0	14.9	6.3	6.2	2.0	10.3	2.1	9.2	3.5	11.3	6.3
Adjusted statutory combined ratio excluding catastrophe losses	89.8%	97.0%	90.8%	93.1%	75.2%	93.6%	87.4%	96.0%	91.3%	91.6%	93.1%	92.2%	92.3%	88.0%

GAAP combined ratio
GAAP combined ratio	106.0%	104.4%	107.6%	96.4%	89.0%	100.5%	95.3%	92.7%	102.0%	94.0%	102.8%	96.1%	103.6%	94.4%
One-time item	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
GAAP combined ratio before one-time item	106.0%	104.4%	107.6%	96.4%	89.0%	100.5%	95.3%	92.7%	102.0%	94.0%	102.8%	96.1%	103.6%	94.4%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2006 Fourth-Quarter Supplement

The Cincinnati Life Insurance Company
GAAP Statements of Income

	For the three months ended December 31,				For the twelve months ended December 31,
	2006	2005	Change	%Change	2006	2005	Change	% Change
Revenues:
Premiums earned:
Property casualty	$0	$0	$0	NA	$0	$0	$0	NA
Life	43,271,070	40,421,077	2,849,993	7.05	152,590,039	143,808,461	8,781,578	6.11
Accident health	1,703,987	1,617,668	86,319	5.34	6,652,508	6,347,605	304,903	4.80
Premiums ceded	(13,815,204)	(13,851,254)	36,050	0.26	(44,504,201)	(43,798,779)	(705,422)	(1.61)
Total premiums earned	31,159,853	28,187,491	2,972,362	10.54	114,738,346	106,357,287	8,381,059	7.88
Investment income	27,053,035	26,013,305	1,039,730	4.00	107,656,860	99,323,763	8,333,097	8.39
Realized investment gains and losses	2,533,775	9,832,034	(7,298,259)	(74.23)	44,861,000	17,188,854	27,672,146	160.99
Other income	992,375	1,015,456	(23,081)	(2.27)	3,552,294	3,561,244	(8,950)	(0.25)
Total revenues	$61,739,038	$65,048,286	$(3,309,248)	(5.09)	$270,808,500	$226,431,148	$44,377,352	19.60

Benefits & expenses:
Losses & policy benefits	$43,696,578	$12,945,476	$30,751,102	237.54	$161,984,990	$141,170,430	$20,814,560	14.74
Reinsurance recoveries	(13,247,792)	11,824,818	(25,072,610)	(212.03)	(39,953,090)	(39,542,190)	(410,900)	(1.04)
Commissions	8,410,482	8,941,982	(531,500)	(5.94)	34,081,135	34,718,994	(637,859)	(1.84)
Other operating expenses	12,192,870	10,732,035	1,460,835	13.61	31,977,077	28,592,514	3,384,563	11.84
Interest expense	98,000	0	98,000	NA	98,000	0	98,000	NA
Taxes, licenses & fees	935,887	32,729	903,158	2,759.50	3,080,836	3,205,175	(124,339)	(3.88)
Incr deferred acq expense	(3,479,444)	(4,281,595)	802,151	18.73	(17,717,144)	(14,048,474)	(3,668,670)	(26.11)
Other expenses	1	0	1	NA	109	108	1	0.93
Total expenses	$48,606,582	$40,195,445	$8,411,137	20.93	$173,551,913	$154,096,557	$19,455,356	12.63

Income before income taxes	$13,132,456	$24,852,841	$(11,720,385)	(47.16)	$97,256,587	$72,334,591	$24,921,996	34.45

Provision for income taxes:
Current	$953,701	$3,623,075	$(2,669,374)	(73.68)	$6,273,558	$12,721,453	$(6,447,895)	(50.69)
Current capital gains/losses	947,821	3,441,212	(2,493,391)	(72.46)	15,879,350	6,016,099	9,863,251	163.95
Deferred	2,628,721	1,975,964	652,757	33.03	12,406,344	6,314,644	6,091,700	96.47
Total income taxes	$4,530,243	$9,040,251	$(4,510,008)	(49.89)	$34,559,252	$25,052,196	$9,507,056	37.95

Net income	$8,602,213	$15,812,590	$(7,210,377)	(45.60)	$62,697,335	$47,282,395	$15,414,940	32.60

2006 Fourth-Quarter Supplement

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the three months ended December 31,			For the twelve months ended December 31,
	2006	2005	% Change	2006	2005	% Change

Net premiums written	$38,109,979	$40,102,013	(4.97)	$153,442,227	$193,851,091	(20.85)
Net investment income	27,053,035	26,013,305	4.00	107,656,860	99,323,763	8.39
Amortization of interest maintenance reserve	59,928	867,345	(93.09)	160,205	3,969,372	(95.96)
Commissions and expense allowances on reinsurance ceded	2,482,659	2,710,463	(8.40)	8,261,423	11,472,367	(27.99)
Income from fees associated with Separate Accounts	992,375	1,015,456	(2.27)	3,552,294	3,561,244	(0.25)
Total revenues	$68,697,977	$70,708,582	(2.84)	$273,073,009	$312,177,838	(12.53)

Death benefits and matured endowments	8,866,654	6,791,497	30.56	$38,964,236	32,409,589	20.22
Annuity benefits	8,580,838	5,013,543	71.15	35,200,488	21,805,168	61.43
Disability benefits and benefits under accident and health contracts	415,184	491,221	(15.48)	1,630,523	1,537,587	6.04
Surrender benefits and group conversions	5,991,218	4,068,367	47.26	22,251,863	18,979,141	17.24
Interest and adjustments on deposit-type contract funds	2,380,022	2,762,911	(13.86)	9,394,586	10,249,422	(8.34)
Increase in aggregate reserves for life and accident and health contracts	23,436,742	27,180,937	(13.78)	95,336,456	142,678,482	(33.18)
Payments on supplementary contracts with life contingencies	77,083	75,111	2.63	308,744	295,735	4.40
Total benefit expenses	$49,747,741	$46,383,589	7.25	$203,086,897	$227,955,124	(10.91)

Commissions	$8,344,872	$8,458,360	(1.34)	$33,700,524	$34,235,371	(1.56)
General insurance expenses and taxes	11,073,587	9,135,840	21.21	35,288,388	33,177,815	6.36
Increase in loading on deferred and uncollected premiums	200,324	(107,202)	286.87	(4,278,539)	(4,680,691)	8.59
Net transfers to or (from) Separate Accounts	0	(413,267)	N/A	(211,220)	(413,267)	48.89
Other deductions	0	0	N/A	109	108	0.63
Total operating expenses	$19,618,783	$17,073,731	12.19	$64,499,261	$62,319,336	3.50

Federal and Foreign Income Taxes Incurred	950,983	2,717,237	(65.00)	5,973,699	11,990,488	(50.18)

Net gain from operations before realized capital gains or (losses)	$(1,619,530)	$4,534,025	(135.72)	$(486,849)	$9,912,889	(104.91)

Net realized gains or (losses) net of capital gains tax	1,306,320	10,768,634	(87.87)	28,946,326	11,089,183	161.03

Net Income (Statutory)	$(313,210)	$15,302,659	(102.05)	$28,459,477	$21,002,073	35.51

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2006 Fourth-Quarter Supplement

The Cincinnati Life Insurance Company
Expenses as a Percentage of Premium

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	09/30/06	06/30/06	03/31/06	12/31/05	09/30/05	06/30/05	3/31/05	6/30/06	06/30/05	09/30/06	09/30/05	12/31/06	12/31/05
Gross Written Premiums	$54	$50	$51	$50	$57	$66	$64	$62	$101	$126	$152	$192	$206	$249
Bank Owned Life Insurance (BOLI) Adjustment	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Adjusted Gross Written Premiums	$54	$50	$51	$50	$57	$66	$64	$62	$101	$126	$152	$192	$206	$249

Insurance Expense	$10	$7	$7	$7	$8	$7	$7	$7	$14	$14	$21	$21	$31	$29

Expense Ratio	17.8%	14.7%	13.5%	14.5%	14.4%	10.3%	10.7%	10.9%	14.0%	10.8%	14.0%	10.8%	15.0%	11.7%
Expense Ratio based on Adjusted Gross Written Premium	17.8%	14.7%	13.5%	14.5%	14.4%	10.3%	10.7%	10.9%	14.0%	10.8%	14.0%	10.8%	15.0%	11.7%

(Dollars in millions)	Years ended December 31,
	2006	2005	2004	2003	2002	2001	2000
Gross Written Premiums	$206	$249	$230	$173	$244	$122	$157
Bank Owned Life Insurance (BOLI) Adjustment	0	0	(10)	0	(34)	0	(20)
Adjusted Gross Written Premiums	$206	$249	$220	$173	$210	$122	$137

Insurance Expense	$31	$29	$25	$25	$27	$25	$20

Expense Ratio	15.0%	11.7%	11.1%	14.8%	10.9%	20.6%	12.9%
Expense Ratio based on Adjusted Gross Written Premium	15.0%	11.7%	11.6%	14.8%	12.6%	20.6%	14.8%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2006 Fourth-Quarter Supplement